                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K/A

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):   February 20, 1997


                    WINDSOR REAL ESTATE INVESTMENT TRUST 8
    -----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

   California                     000-21470                      33-6109499
----------------                 -----------                   -------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                   Number)                    Identification No.)
 incorporation)



             120 W. Grand Avenue, Suite 202, Escondido, CA  92025
   ------------------------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)

    Registrant's telephone number, including area code:     (619) 746-2411
                                                         ------------------

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Purchase of Apache East Estates and Denali Park Estates Manufactured Home
-------------------------------------------------------------------------
Communities
-----------

On February 20, 1997, Windsor Real Estate Investment Trust 8 (the Trust) purchased an 11% interest in the Apache East Estates and Denali Park Estates manufactured home communities (the Communities) located in Apache Junction, Arizona. The remaining interests in the Communities were acquired by affiliated entities. The Communities are in good condition, and the Trust intends to hold them as a medium-term (four to six year) investment. During the investment period the Trust intends to continue to operate the Communities as manufactured home communities.

Apache East Estates is situated on approximately 16 acres of land and was developed around 1982. The community contains 123 manufactured home spaces, and amenities include a clubhouse, swimming pool and spa. Denali Park Estates is situated on approximately 33 acres of land and was developed around 1979. The community contains 162 manufactured home spaces, and amenities include a clubhouse, swimming pool and spa. All assets acquired will continue to be used in the operations of the Communities. The Advisors of the Trust anticipate expending $15,000 for various capital improvement and maintenance projects at the Communities over the next 12 months. It is the opinion of the Advisors that the Communities are adequately insured.

The total cost of the Communities was approximately $5,183,000 ($5,150,000 paid to the sellers and other costs of $33,000). The Trust's cost of its interest in the Communities was approximately $570,100 ($566,500 paid to the sellers and other costs of $3,600). The purchase prices were negotiated through arms-length bargaining processes with the sellers. Apache East Estates was acquired from Apache East Estates M.H.P., an Arizona general partnership and Denali Park Estates was acquired from Denali Park Estates M.H.P., an Arizona general partnership. The registrant's Advisor is not affiliated with the sellers of the Communities.

In connection with the purchase, the Trust and the affiliated buyers of the Communities obtained a $3,040,000 mortgage loan. The loan, which is collateralized by the Communities, initially bears interest at a fixed rate of 8.375%. In March 2000 and March 2003, the interest rate adjusts to the yield on the three year Treasury Note plus 2.2%. The loan is due in March 2006. Loan costs of approximately $95,000 were incurred.

The Communities' manufactured home spaces are rented to tenants on a month-to-month basis, and current base rental rates average $209 per month. The Communities are located near several other manufactured home communities with comparable base rental rates.

The Communities are currently 73% occupied and have been approximately 70% occupied for the past three years. Other manufactured home communities in the immediate area are approximately 97% occupied.

Other material factors considered by the Advisors in assessing the Communities include ad valorem taxes for the 1996 tax year which totaled $39,600 ($17.63 per $1,000 full cash value) and utility rates which are expected to increase 4% per year.

The sources of funds for this acquisition were proceeds from the sale of the Griffwood manufactured home community and the mortgage loan obtained as described above.

After reasonable inquiry, the Trust is not aware of any material factors related to the Communities, other than as set forth in this Form 8-K/A, that would cause the reported financial information not to be necessarily indicative of future operating results.

Sale of Griffwood Manufactured Home Community
---------------------------------------------

On April 14, 1997 the Trust sold the Griffwood manufactured home community (Griffwood), located in Leesburg, Florida. Griffwood was originally acquired in October 1993 at a total purchase price of $2,012,400, including acquisition fees and other costs. Griffwood contains 117 manufactured home spaces.

Griffwood was sold for approximately $1,883,900 (net of selling and closing costs of $52,300 and a $60,800 real estate commission paid to an unrelated third party). The sales price was arrived at through an arms-length bargaining process with the purchaser, Griffwood Co-Op Inc., (the Co-Op), a Florida not-for-profit corporation which was formed by the residents of the community for the purpose of purchasing Griffwood. The registrant's Advisor is not affiliated with the purchaser of the community.

In connection with the sale, $188,000 of sales proceeds were retained by the Co-Op. These proceeds will be remitted to the Trust as additional shares of the Co-Op are sold. The proceeds are non-interest bearing and are due no later than April 2002.

The Trust has adopted the cost recovery method to account for the sale. Accordingly, an accounting gain on sale of $110,200 has been deferred pending the receipt of additional sales proceeds from the Co-Op. The transaction is summarized as follows:

              Net selling price                           $ 1,883,900
              Net book value                               (1,773,700)
                                                       -----------------

                                                              110,200
              Deferred gain on sale                          (110,200)
                                                       -----------------

              Gain on sale of investment property         $         0
                                                       =================


The proceeds from the sale were used to purchase interests in the Apache East Estates and Denali Park Estates manufactured home communities and to replenish the Trust's cash reserves.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits
         -----------------------------------------------------------------

                                                                                      Page
                                                                                      ----
     (a)  Financial Statements and Proforma Financial Information of
          ----------------------------------------------------------
          Apache East Estates and Denali Park Estates Manufactured
          --------------------------------------------------------
          Home Communities
          ----------------

         (i)     Combined Historical Summary of Gross Income  and
                 Direct Operating Expenses for the year ended
                 December 31, 1996 (audited)                                           5

         (ii)    Estimated Proforma Statement of Taxable Net
                 Operating Income (Loss) for the year ended December
                 31, 1997 (unaudited)                                                  9

         (iii)   Estimated Proforma Statement of Cash Available for
                 the year ended December 31, 1997 (unaudited)                          9

     (b)  Proforma Financial Information of Windsor Real Estate Investment Trust 8
          ------------------------------------------------------------------------

          (i)     Proforma Balance Sheet at December 31, 1996 (unaudited)             11

          (ii)    Proforma Statement of Operations for the year ended
                  December 31, 1996 (unaudited)                                       14

     (c)  Exhibits
          --------

          10)     Material Contracts

                  Apache East Estates Mobile Home Park
                  ------------------------------------
                  Denali Park Estates Mobile Home Park
                  ------------------------------------

                  The Purchase and Sale Contracts (both dated November 8, 1996) were previously filed on Form 8-K dated March 5, 1997 and are incorporated herein by reference.

Item 7(a)(i)
------------



          APACHE EAST ESTATES AND
          DENALI PARK ESTATES
          MANUFACTURED HOME COMMUNITIES

          COMBINED HISTORICAL SUMMARY OF GROSS INCOME
          AND DIRECT OPERATING EXPENSES
          FOR THE YEAR ENDED DECEMBER 31, 1996
          AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT



The Partners and Shareholders
Windsor Park Properties 3
Windsor Park Properties 4
Windsor Park Properties 5
Windsor Park Properties 7
Windsor Real Estate Investment Trust 8
Escondido, California


We have audited the accompanying combined historical summary of gross income and direct operating expenses (historical summary) of Apache East Estates and Denali Park Estates Manufactured Home Communities (the Communities), both of which are under common ownership and management, for the year ended December 31, 1996. This historical summary is the responsibility of the Communities' management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 3, Windsor Park Properties 4, Windsor Park Properties 5, Windsor Park Properties 7, and Windsor Real Estate Investment Trust 8) as described in Note 1 to the combined historical summary, and is not intended to be a complete presentation of the Communities' combined revenues and expenses.

In our opinion, such historical summary presents fairly, in all material respects, the combined gross income and direct operating expenses described in
Note 1 to the combined historical summary of gross income and direct operating expenses of Apache East Estates and Denali Park Estates Manufactured Home Communities for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Costa Mesa, California
February 6, 1997

APACHE EAST ESTATES AND DENALI PARK ESTATES
MANUFACTURED HOME COMMUNITIES

COMBINED HISTORICAL SUMMARY OF GROSS INCOME
AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

GROSS INCOME:
Rent and utilities                     $  595,000
Other                                       4,000
                                       ----------


 Total gross income                       599,000


DIRECT OPERATING EXPENSES:
Utilities                                  79,000
Wages                                      43,000
Property taxes                             39,000
Repairs and maintenance                    23,000
Insurance                                   6,000
Other                                      21,000
                                       ----------

 Total direct operating expenses          211,000
                                       ----------


NET OPERATING INCOME                   $  388,000
                                       ==========

See accompanying note to combined historical summary of gross income and direct operating expenses.

APACHE EAST ESTATES AND DENALI PARK ESTATES
MANUFACTURED HOME COMMUNITIES


NOTE TO COMBINED HISTORICAL SUMMARY OF GROSS INCOME
AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------


1.   BASIS OF PRESENTATION

     The accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (the historical summary) includes the accounts of Apache East Estates and Denali Park Estates Manufactured Home Communities (the Communities), both of which are under common ownership and management. The historical summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Windsor Park Properties 3, Windsor Park Properties 4, Windsor Park Properties 5, Windsor Park Properties 7, and Windsor Real Estate Investment Trust 8). Net operating income is computed as gross income from mobile home operations, less direct operating expenses from mobile home operations, excluding items not comparable to the proposed future operations of the Communities including depreciation, amortization, interest and nonproperty administrative expenses. Consequently, net operating income as presented is not intended to be a complete presentation of the Communities' revenues and expenses.

Item 7(a)(ii)
-------------

   Apache East Estates and Denali Park Estates Manufactured Home Communities
   -------------------------------------------------------------------------
                         Estimated Proforma Statement
                    Of Taxable Net Operating Income (Loss)
                     For The Year Ended December 31, 1997

                                                                                  Proforma
                                            Year Ended          Proforma         Year Ended
                                         December 31, 1996    Adjustments     December 31, 1997
                                        ------------------    -----------     -----------------
                                                              (unaudited)        (unaudited)
Revenues:
---------
  Rent and utilities                        $595,000          $                     $595,000
  Other                                        4,000                                   4,000
                                        ------------------    -----------     -----------------

                                             599,000                 --              599,000
                                        ------------------    -----------     -----------------
Expenses:
--------
  Utilities                                   79,000                                  79,000
  Wages                                       43,000                                  43,000
  Property taxes                              39,000                                  39,000
  Repairs and
   maintenance                                23,000                                  23,000

  Insurance                                    6,000                                   6,000
  Other                                       21,000                                  21,000
  Management fees                                                30,000               30,000
  Interest                                                      265,000              265,000
  Depreciation                                                  183,000              183,000
                                        ------------------    -----------     -----------------
                                             211,000            478,000              689,000
                                        ------------------    -----------     -----------------
Taxable net operating
  income (loss)                             $388,000          $(478,000)            $(90,000)
                                        ==================    ===========     =================

Item 7(a)(iii)
--------------

   Apache East Estates and Denali Park Estates Manufactured Home Communities
   -------------------------------------------------------------------------
                Estimated Proforma Statement of Cash Available
                     For The Year Ended December 31, 1997
                                  (unaudited)

Proforma Taxable Net Operating Loss               $(90,000)

Add: Depreciation                                  183,000
                                                  --------

Proforma Cash Available                           $ 93,000
                                                  ========

           See accompanying notes to proforma financial statements.

   Apache East Estates and Denali Park Estates Manufactured Home Communities
   -------------------------------------------------------------------------
                   Notes To Estimated Proforma Statement Of
               Taxable Net Operating Income (Loss) And Estimated
                     Proforma Statement Of Cash Available
                                  (unaudited)

Note 1.  Basis Of Presentation:
         ----------------------

The preceding proforma financial statements for the year ended December 31, 1997 are based on the audited Combined Historical Summary of Gross Income and Direct Operating Expenses of Apache East Estates and Denali Park Estates manufactured home communities for the year ended December 31, 1996. They contain certain proforma adjustments made to reflect changes in operations in existence at the date of acquisition which will be reflected in the properties first year of operations.

Note 2.  Proforma Adjustments:
         ---------------------

(a)  Management Fees
     ---------------
     This adjustment reflects expected management fees of 5% of estimated gross revenues payable to the Advisor.

(b)  Interest
     --------
     This adjustment reflects interest expense incurred on the loan obtained to acquire the properties as well as the amortization of loan costs incurred to obtain the loan. Interest rates are assumed to be those in effect on the date of acquisition.

(c)  Depreciation
     ------------
     The computation of depreciation is based on the cost of the properties including estimated acquisition expenses and subsequent capital improvement projects. The allocation of the cost of the properties to the various asset categories is estimated based on appraised values. Depreciation has been computed on a straight-line basis over the estimated useful lives of the asset.

                                Depreciable
                                   Life             Cost      Depreciation
                                -----------      ----------   ------------
Land                                             $1,597,000
Buildings and improvements        20 yrs.         3,573,000       $179,000
Furniture and equipment           7 yrs.             28,000          4,000
                                                 ----------   ------------

                                                 $5,198,000       $183,000
                                                 ==========   ============

The costs above include $15,000 of anticipated property improvements.

Note 3.  Trust Income and Expenses:
         --------------------------

The proforma statements of taxable net operating income and of cash available do not include any income, cost or expense pertaining to the operation of the Trust.

Item 7(b)(i) - Proforma Financial Information
---------------------------------------------

The following unaudited proforma balance sheet presents the financial position of Windsor Real Estate Investment Trust 8 (the Trust) on December 31, 1996, assuming that the purchase of the interests in the Apache East Estates and Denali Park Estates manufactured home communities (accounted for as joint ventures) and the sale of the Griffwood manufactured home community occurred on that date. The Apache East Estates and Denali Park Estates communities were purchased on February 20, 1997 and the Griffwood community was sold on April 14, 1997.

The interests in the Apache East Estates and Denali Park Estates communities were purchased with a portion of the proceeds from the sale of the Griffwood community and borrowings from a third party lender. The following unaudited proforma balance sheet has been prepared assuming that the acquisition of the Apache East Estates and Denali Park Estates communities was accounted for as an investment using the equity method of accounting.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the properties contained in
Item 2, included elsewhere in this Form 8-K/A.

                    Windsor Real Estate Investment Trust 8
                    --------------------------------------
                            Proforma Balance Sheet
                               December 31, 1996
                                  (unaudited)

                                                             Proforma           Proforma
                                      December 31, 1996     Adjustments     December 31, 1996
                                      -----------------   -------------     -----------------
ASSETS
------
Property held for
 investment, net                        $4,031,900        $                     $4,031,900
Property held for
  sale, net                              1,773,700         (1,773,700)
Investments in joint
 ventures                                  628,500            246,200              874,700
Cash and cash equivalents                  142,000            144,900              286,900
Due from seller                                                77,800               77,800
Other assets                               132,600            (23,400)             109,200
                                      -----------------   -------------     -----------------
                                        $6,708,700        $(1,328,200)          $5,380,500
                                      =================   =============     =================
LIABILITIES AND
---------------
SHAREHOLDERS' EQUITY
--------------------
Mortgage notes payable                  $3,363,800        $(1,313,800)          $2,050,000
Accounts payable and
  other liabilities                         92,600            (14,400)              78,200
Due to Advisor                             155,500                                 155,500
Shareholders' equity                     3,096,800                               3,096,800
                                      -----------------   -------------     -----------------
                                        $6,708,700        $(1,328,200)          $5,380,500
                                      =================   =============     =================

               See accompanying notes to proforma balance sheet.

                    Windsor Real Estate Investment Trust 8
                    --------------------------------------
                        Notes To Proforma Balance Sheet
                               December 31, 1996
                                  (unaudited)

Note 1.   Basis Of Presentation
          ---------------------

The unaudited proforma balance sheet of Windsor Real Estate Investment Trust 8 (the Trust) presents the financial position of the Trust at December 31, 1996 assuming that the purchase of the interests in the Apache East Estates and Denali Park Estates manufactured home communities (accounted for as joint ventures) and the sale of the Griffwood manufactured home community occurred on that date. The Apache East Estates and Denali Park Estates communities were purchased on February 20, 1997 and the Griffwood community was sold on April 14, 1997.

The interests in the Apache East Estates and Denali Park Estates communities were purchased with a portion of the proceeds from the sale of the Griffwood community and borrowings from a third party lender. The unaudited proforma balance sheet has been prepared assuming that the acquisition of the Apache East Estates and Denali Park Estates communities was accounted for as an investment using the equity method of accounting.

Note 2.   Proforma Adjustments
          --------------------

(a)  Property Held for Sale
     ----------------------
     This adjustment eliminates the net book value of the Griffwood manufactured home community at December 31, 1996.

(b)  Investments in Joint Ventures
     -----------------------------
     This adjustment reflects the Trust's cost of its interests in the Apache East Estates and Denali Park Estates communities ($570,100), less its proportionate obligation in the new loan placed on the Communities ($323,900).

(c)  Cash and Cash Equivalents
     -------------------------
     This adjustment represents the assumed net effect of the proceeds received from the sale of the Griffwood community offset by the funds used to purchase the interests in the Apache East Estates and Denali Park Estates communities.

(d)  Due from Seller
     ---------------
     This adjustment represents the sales proceeds receivable of $188,000 relating to the sale of the Griffwood community, offset by the deferred gain on sale of $110,200.

(e)  Other Assets
     ------------
     This adjustment eliminates other assets associated with the Griffwood community at December 31, 1996.

                    Windsor Real Estate Investment Trust 8
                    --------------------------------------
                        Notes to Proforma Balance Sheet
                               December 31, 1996
                                  (unaudited)

Note 2.  Proforma Adjustments (continued)
         --------------------

(f)  Mortgage Notes Payable
     ----------------------
     This adjustment eliminates the mortgage note payable repaid in connection with the sale of the Griffwood community.

(g)  Accounts Payable and Other Liabilities
     --------------------------------------
     This adjustment eliminates accounts payable and other liabilities associated with the Griffwood community at December 31, 1996.

Item 7(b)(ii) - Proforma Financial Information
----------------------------------------------

The following unaudited proforma statement of operations of Windsor Real Estate Investment Trust 8 (the Trust) for the year ended December 31, 1996 combines the historical results of operations of the Trust and the Apache East Estates and Denali Park Estates manufactured home communities for the year ended December 31, 1996, with the estimated proforma results of the Apache East Estates and Denali Park Estates communities assuming that they were purchased on January 1, 1996. The proforma statement of operations also assumes that the sale of the Griffwood community occurred on January 1, 1996. The Apache East Estates and Denali Park Estates communities were purchased on February 20, 1997 and the Griffwood community was sold on April 14, 1997.

The Apache East Estates and Denali Park Estates communities were purchased with a portion of the proceeds from the sale of the Griffwood community and borrowings from a third party lender. The unaudited proforma statement of operations has been prepared based on the assumption that the acquisition of the Apache East Estates and Denali Park Estates communities was accounted for as an investment using the equity method of accounting.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the properties contained in
Item 2 included elsewhere in this Form 8-K/A.

                    Windsor Real Estate Investment Trust 8
                    --------------------------------------
                       Proforma Statement of Operations
                     For the Year Ended December 31, 1996
                                  (unaudited)

                                         Year Ended December 31, 1996
                                         ----------------------------
                                                                                          Proforma
                                                                                         Year Ended
                                                                                          December
                                                         Apache East/    Proforma            31,
                                         The Trust       Denali Park    Adjustments         1996
                                         ----------        --------      ---------        --------
Revenues
--------
  Rent and utilities                     $1,144,100        $595,000      $(912,700)       $826,400
  Equity in earnings
   (losses) of joint ventures                 6,100                        (10,300)         (4,200)
  Interest                                    9,600                                          9,600
  Other                                      15,000           4,000         (8,800)         10,200
                                         ----------        --------      ---------        --------
                                          1,174,800         599,000       (931,800)        842,000
                                         ----------        --------      ---------        --------
Expenses
--------
  Property operating                        580,700         211,000       (418,100)        373,600
  Interest                                  299,900                       (114,000)        185,900
  Depreciation                              268,400                       (106,700)        161,700
  Advisory fee                               80,500                                         80,500
  General and
    administrative                           66,800                                         66,800
                                         ----------        --------      ---------        --------
                                          1,296,300         211,000       (638,800)        868,500
                                         ----------        --------      ---------        --------
Net Loss                                 $ (121,500)       $388,000      $(293,000)       $(26,500)
                                         ==========        ========      =========        ========

          See accompanying notes to proforma statement of operations.

                    Windsor Real Estate Investment Trust 8
                    --------------------------------------
                   Notes To Proforma Statement Of Operations
                     For The Year Ended December 31, 1996
                                  (unaudited)

Note 1.   Basis Of Presentation
          ---------------------

The unaudited proforma statement of operations of Windsor Real Estate Investment Trust 8 (the Trust) for the year ended December 31, 1996 combines the historical results of operations of the Trust and the Apache East Estates and Denali Park Estates manufactured home communities for the year ended December 31, 1996, with the estimated proforma results of the Apache East Estates and Denali Park Estates communities assuming that they were purchased on January 1, 1996. The proforma statement of operations also assumes that the sale of the Griffwood community occurred on January 1, 1996. The Apache East Estates and Denali Park Estates communities were purchased on February 20, 1997 and the Griffwood community was sold on April 14, 1997.

The Apache East Estates and Denali Park Estates communities were purchased with a portion of the proceeds from the sale of the Griffwood community and borrowings from a third party lender. The unaudited proforma statement of operations has been prepared based on the assumption that the acquisition of the Apache East Estates and Denali Park Estates communities was accounted for as an investment using the equity method of accounting.

Note 2.   Proforma Adjustments
          --------------------

The Trust's interests in the Apache East Estates and Denali Park Estates manufactured home communities are accounted for as investments using the equity method of accounting. Accordingly, all historical revenue and expense components of Apache East Estates and Denali Park Estates are eliminated through proforma adjustments and the Trust's interest in the net earnings of Apache East Estates and Denali Park Estates is reflected as a proforma adjustment to "Equity in earnings (losses) of joint ventures."

Other proforma adjustments are discussed below.

(a)  Rent and Utilities
     ------------------
     This adjustment reflects the elimination of Apache East Estates and Denali Park Estates historical rent and utilities revenues of $595,000 (due to equity method accounting) as well as the elimination of rent and utilities revenues of $317,700 relating to the Griffwood community for the year ended December 31, 1996.

(b)  Equity in Earnings (Losses) of Joint Ventures
     ---------------------------------------------
     This adjustment reflects the Trust's interest in the net earnings of the Apache East Estates and Denali Park Estates communities. The net earnings of the communities include adjustments to management fees, interest expense and depreciation, based on facts and circumstances in existence on the date of acquisition.

(c)  Other Revenue
     -------------
     This adjustment reflects the elimination of Apache East Estates and Denali Park Estates historical other revenue of $4,000 (due to equity method accounting) as well as the elimination of other revenues of $4,800 relating to the Griffwood community for the year ended December 31, 1996.

                    Windsor Real Estate Investment Trust 8
                    --------------------------------------
                   Notes to Proforma Statement of Operations
                     For The Year Ended December 31, 1996
                                  (unaudited)

Note 2.  Proforma Adjustment (continued)
         -------------------

(d)  Property Operating
     ------------------
     This adjustment reflects the elimination of Apache East Estates and Denali Park Estates historical property operating expenses of $211,000 (due to equity method accounting) as well as the elimination of property operating expenses of $207,100 relating to the Griffwood community for the year ended December 31, 1996.

(e)  Interest
     --------
     This adjustment eliminates interest expense on the mortgage note payable related to the Griffwood community for the year ended December 31, 1996.

(f)  Depreciation
     ------------
     This adjustment eliminates depreciation expense on the Griffwood community for the year ended December 31, 1996.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              WINDSOR REAL ESTATE INVESTMENT TRUST 8



                              By /s/John A. Coseo, Jr.
                                 ----------------------------------
                                 JOHN A. COSEO, JR.
                                 Chairman, Chief Executive Officer,
                                 President, Chief Financial Officer
                                 Secretary


Date:  April 28, 1997

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